CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES


EXHIBIT 32.2
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                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

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         I, Martin W.  Fletcher,  Principal  Financial and Principal  Accounting
Officer of Chefs International, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (a) the Annual Report on Form 10-KSB of the Company for the fiscal year ended January 30, 2005 which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 29, 2005


                                                      s/ Martin W. Fletcher
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                                                 MARTIN W. FLETCHER
                                                 Principal Financial and
                                                 Principal Accounting Officer
                                                 Chefs International, Inc.